1 NASDAQ: VPFG Fourth Quarter 2010 Results Gary Base - President and Chief Executive Officer Patti McKee - Executive Vice President and Chief Financial Officer Mark Hord - Executive Vice President and General Counsel EXHIBIT 99.2

2 Safe Harbor Statement When used in filings by ViewPoint Financial Group, Inc. (the "Company") with the Securities and Exchange Commission (the "SEC"), in the Company's press releases or other public or shareholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "intends" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including, among other things, changes in economic conditions, legislative changes, changes in policies by regulatory agencies, fluctuations in interest rates, the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, the Company's ability to access cost-effective funding, fluctuations in real estate values and both residential and commercial real estate market conditions, demand for loans and deposits in the Company's market area, competition, changes in management's business strategies and other factors set forth under Risk Factors in our 2010 Form 10-K that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to advise readers that the factors listed above could materially affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake - and specifically declines any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

3 Total Assets: $2.94 billion Total Net Loans: $1.58 billion Total Deposits: $2.02 billion Number of Locations: 23 Community Bank Offices 14 Loan Production Offices 58 years in Texas market #1 in deposit market share of those banks based in Collin County, one of the most demographically attractive counties in Texas1 Ranked #7 in deposit market share among Texas-based community banks in DFW Metroplex1 Majority of our CRE loans are in the top 4 job growth markets in the U.S over the last five years.2 Corporate & Geographic Overview Company data as of December 31, 2010. Source: VPFG 10-K for 2010; 1FDIC market share data as of June 2010 2Employment data from a Bureau of Labor Statistics release as of June 2010

Attractive Markets: Demographics

ViewPoint Bank has the richest depositor base in Texas with median household income in its market of $83,462, an advantage that is expected to continue through 2014.

ViewPoint Bank is headquartered in what Forbes calls "America's Safest City" – Plano, TX.

Texas Banks Ranked by Projected Income of Depositor Base

Company (ranked by 2009 HHI)	Ticker	City	Median household income of depositor base – 2009*	Median household income of depositor base – projected 2014*
ViewPoint Financial Group, Inc.	**VPFG**	**Plano**	**$83,462**	**$88,294**
T Bancshares, Inc.	TBNC	Dallas	$63,041	$66,672
Bank Affiliated, Inc.	BAFI	Arlington	$61,511	$65,362
Trinity Bank, N.A.	TYBT	Fort Worth	$61,511	$65,362
MetroCorp Bancshares, Inc.	MCBI	Houston	$60,856	$64,440
OmniAmerican Bancorp, Inc.	OABC	Fort Worth	$60,816	$64,410
Comerica Inc.	CMA	Dallas	$60,801	$64,321
Texas Capital Bancshares, Inc.	TCBI	Dallas	$59,464	$62,859
Treaty Oak Bancorp, Inc.	TOAK	Austin	$58,935	$61,622

**Aggregate of projected county demographic data provided by ESRI. Aggregates are weighted by the portion of a company's deposits in a particular county. List based on public banks and thrifts based in Texas.*

Source: SNL Financial and Forbes.com

ViewPoint Financial Group, Inc.
NASDAQ VPFG
4

Seattle -22.0% San Francisco -37.7% Los Angeles -37.4% San Diego -36.3% Phoenix -54.7% Las Vegas -57.4% Denver -11.0% Minneapolis -31.5% Chicago -29.5% Detroit -46.5% Cleveland -18.9% Boston -14.3% New York -22.2% Washington, DC -25.8% Charlotte -11.0% Atlanta -25.4% Tampa -45.2% Miami -48.6% Portland -22.2% Dallas -7.9% 5 Home Price Index Percent Change From Peak in June 2006 to Present in December 2010 Dallas Metroplex: Stable Home Prices Source: S&P / Case-Shiller

6 ViewPoint Markets: Lower Unemployment Rates 3/1/2008 6/1/2008 9/1/2008 12/1/2008 3/1/2009 6/1/2009 9/1/2009 12/1/2009 3/1/2010 6/30/2010 9/30/2010 11/30/2010 12/1/2010 US 5.1 5.6 6.2 7.2 9.1 9.7 9.5 9.7 10.3 9.7 9.2 9.3 9.2 Collin County 4.1 4.7 4.8 5.5 7.1 8 7.7 7.2 7.6 7.9 7.2 7.4 7.1 DFW 4.4 5.1 5.3 6 7.3 8.5 8.3 8 8.3 8.5 7.9 8.2 7.9 Unemployment Rates Source: Bureau of Labor Statistics as of December 31, 2010 9.2% 7.9% 7.1%

7 Financial Summary - 4th Quarter 2010 Record earnings: $6.5 million for the 4th quarter of 2010 and $17.8 million for year ended December 31, 2010, both highest in our 58- year history Net interest margin for the quarter improved to 2.98% due to improvements in our cost of funds Continued organic growth in deposits and loans Completed offering in July of $198 million in gross proceeds Asset quality outperforms peers: NPAs/Assets of 0.69% compared to SNL U.S. Bank and Thrift Industry index of 2.48%

8 Capitalize on a position of balance sheet strength Continue to grow organically in our economically stable and growing Texas market Remain focused on our community banking approach and enhance the profitability of existing relationships Continue to develop existing lines of business; ensure successful execution through prudent management and risk mitigation Evaluate other opportunities to deploy capital: new locations, dividends, potential acquisitions, etc. Business Strategy

9 ViewPoint's Loan Portfolio Strategy In order to improve our profitability, while maintaining a strong capital position and asset quality, we will continue to focus on our three primary engines: Commercial Real Estate Warehouse Purchase Program Residential Mortgage 3rd Qtr Home Equity 115418 Consumer 67366 C&I 39279 Commercial Real Estate 479640 Warehouse Purchase Program 460912 1-4 Family 436404 December 31, 2010 Loan Composition Source: VPFG 10-K for 2010 Includes loans held for sale

TX DFW Houston Austin Other TX OK LA IL CA Other* Dollar 0.89 0.4281 0.1899 0.11 0.16 0.04 0.02 0.02 0.02 0.01 10 Commercial Real Estate: Texas Focused 89% in Texas Source: VPFG 10-K for 2010, Company Documents *Other states include Arizona, Georgia, New Mexico, Nevada, Oregon and Washington

11 CRE Portfolio Origination Vintage Source: VPFG 10-K for 2010 Company Documents In a difficult economic environment, ViewPoint was opportunistic in generating quality loans. The majority of our CRE loan originations were underwritten after the 2006-07 market peak. 2007 2008 2009 2010 118728 266059 69032 95457 (000's)

12 CRE Portfolio: Diverse & Well-Underwritten Property Type Property Type $ Amount (Millions) % of Total LTV at orig. Office $202 42% 62% Retail $147 31% 57% Office/Warehouse $36 7% 65% Industrial $35 7% 61% Mixed Use $9 2% 30% Storage Facility $14 3% 47% Hotel $7 2% 66% Medical Office $11 2% 53% Other $18 4% 50% Total Commercial Real Estate - $479.1M Total LTV - 58.2% Source: Company Documents As of December 31, 2010 Office Office/Warehouse Mixed Use Development Retail Industrial Storage Facility Hotel Medical Office Other 0.42 0.07 0.02 0.31 0.07 0.03 0.02 0.02 0.04

13 Warehouse Purchase Program Consists of 29 clients with average outstanding balance of $14.8 million; totaling $460.9 million outstanding as of December 31, 2010 Enables mortgage banking company customers to close conforming and some jumbo one- to four- family real estate loans in their own name and temporarily finance their inventory of these closed loans until the loans are sold to investors approved by the Company Generates three sources of earnings: 2010 fee income of $2.7 million, or 14.3% of the bank's total fee income 2010 interest income of $18 million Non-interest bearing deposits of $35.6 million at December 31, 2010 High quality underwriting standards Conforming loans Minimum tangible net worth of $2,000,000 Personal guarantees of repurchase obligations Historical profitability Source: VPFG 10-K for 2010

14 Warehouse Purchase Program Program launched in July 2008 Average turn time from funding to pay-off is 19 days Source: VPFG 10-K for 2010; Company Documents Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Avg. Balances 131.91755775 189.0296061 237.34821472 285.51667263 241.39434482 323.62735698 423.56713527 482

15 Warehouse Purchase Program Source: VPFG 10-K for 2010; Company Documents Conforming Jumbo Government East 245393134.91 2897097 212621343.36 TX CA CO OR MD UT VA MI FL WA 38 Other States East 16.8 11.47 8.46 5.22 4.94 4.13 3.94 3.63 3.5 3.22 34.68

16 Residential Real Estate Source: VPFG 10-K for 2010; Company Documents Focused on conforming residential real estate loans originated through our wholly owned subsidiary, ViewPoint Mortgage ("VPM") Conforming Jumbo Government Residential 295584399.83 26373375 165788447.5 TX OK 17 Other States Residential Geography 95.39 2.25 2.17

17 Residential Real Estate: Total Production VPM originated $129.2M during Q4 2010. Sold $115.9 million in production in Q4 2010 for 3.0%, or $3.5 million, gain on sale Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Sold to Outside Investors 65167 64568 73808 88288 165914 215955 142625 111639 88172 92442 107049 115950 Added to VPFG Portfolio 39728 76827 58630 30004 23603 8920 8512 8728 7014 9785 27163 27235 $1.9M $2.3M $2.4M $2.9M $3.7M $5.3M $3.8M Gain on Sale Total Mortgage Loans Originated (Dollars in Millions) $3.7M $2.7M Source: VPFG 10-K for 2010 $3.7M $3.5M

18 Financial Summary - 4th Quarter 2010 Significantly improved earnings due to improvements in net interest margin, provision expense, and operating expenses to average assets Net income for 4Q 2010 increased by $4.1 million, or 174.5%, from 4Q 2009 Net income increased by $15.1 million YOY Continued loan growth - $136.0 million or 9.3% YOY Increased Warehouse Purchase Program production Grew deposits $220.9 million or 12.3% YOY Primarily due to growth of $170.7 million in interest-bearing demand accounts Improved cost of funds by adjusting terms of certain deposit products and FHLB modification

19 2005 2006 2007 2008 2009 2010 1257.727 1234.881 1297.593 1548.09 1796.665 2018 2005 2006 2007 2008 2009 2010 1075.473 968.664 921.822 1399.592 1449.59 1584 2005 2006 2007 2008 2009 2010 East 1428.062 1529.76 1658.204 2213.415 2379.504 2942 VPFG - Track Record of Strong Growth Assets Loans, net Deposits 5-year CAGR: 8.1% 5-year CAGR: 9.9% 5-year CAGR: 15.6% Source: VPFG 10-K for 2010 Loan totals include loans held for sale

20 Financial Comparisons for Year-End 2010 2009 Capital-to-Assets 13.48% 8.64% Deposit Growth 12.29% 16.06% Loan Growth(1) 9.29% 3.77% Asset Growth 23.64% 7.50% Net Interest Margin 2.80% 2.72% EPS $0.59 $0.10 Return on Assets 0.66% 0.12% Return on Equity 5.69% 1.34% Efficiency Ratio 69.87% 76.01% Operating Exp / Avg Assets 2.71% 3.26% Source: VPFG 2010 10-K, Q4 Earnings Release (1) Including loans held for sale

21 Credit Quality Trends For the Quarter Ended For the Quarter Ended For the Quarter Ended For the Quarter Ended (Dollars in Thousands) 12/31/2009 3/31/2010 6/30/2010 9/30/2010 12/31/2010 Ratios NPLs / Loans 1.04% 0.73% 1.41% 1.57% 1.59% NPAs / Assets 0.66% 0.45% 0.73% 0.68% 0.69% Reserves / NPLs 105.44% 157.94% 90.50% 83.14% 84.22% Reserves / Gross Loans 1.10% 1.15% 1.28% 1.31% 1.34% NCOs / Average Loans 0.31% 0.28% 0.24% 0.21% 0.17% Source: VPFG 10-K for 2010

22 Credit Quality Trends 2005 2006 2007 2008 2009 2010 VPFG 0.72 0.67 0.67 0.73 1.1 1.34 Texas Peers1 1.12 1.04 1.03 1.25 1.68 1.98 Nationwide Peers2 1.19 1.16 1.17 1.465 2.01 2.45 2005 2006 2007 2008 2009 2010 VPFG 0.22 0.13 0.18 0.17 0.66 0.69 Texas Peers1 0.32 0.27 0.32 1.43 1.11 2.39 Nationwide Peers2 0.22 0.335 0.5 1.35 2.72 3.98 2005 2006 2007 2008 2009 2010 VPFG 0.24 0.14 0.23 0.18 1.04 1.59 Texas Peers1 0.35 0.35 0.59 1.41 1.86 3.08 Nationwide Peers2 0.31 0.37 0.61 1.61 3.23 4.83 NPAs / Assets NPLs / Loans 1 Texas Peers include: EBTX, FFIN, MCBI, NODB, OABC, PRSP, SBSI, SBIB, TCBI (Texas data is as of December 31, 2010) 2 Nationwide Peers include public U.S. depositories with assets between $2B and $5B (Nationwide data is as of September 30, 2010) Source: Company Documents, (SNL Financial as of September 30, 2010 and December 31, 2010) Reserves / Gross Loans

23 Net Charge-Off Trends 2010 1-4 Family 401926.58 CRE 624330.82 Consumer 1329597 C&I 638098.4 2010 Charge-Offs at 12/31/10 by Loan Type (as % of Total Charge Offs) 2005 2006 2007 2008 2009 2010 VPFG 0.63 0.37 0.39 0.3 0.31 0.17 Texas Peers1 0.16 0.17 0.09 0.32 0.64 0.95 Nationwide Peers2 0.09 0.1 0.18 0.43 1.1 2.14 Net Charge-Offs / Avg. Loans 2010 Charge-Offs: $3.0 million 1 Texas Peers include: EBTX, FFIN, MCBI, NODB, OABC, PRSP, SBSI, SBIB & TCBI (Texas data is as of December 31, 2010) 2 Nationwide Peers include public U.S. depositories with assets between $2B and $5B (Nationwide data is as of September 30, 2010) Source: Company Documents, (SNL Financial as of September 30, 2010 and December 31, 2010)

24 Deposit Composition Non-interest bearing demand Interest bearing demand Savings Money Market Time 201998 438719 148399 554261 674173 Strong Organic Deposit Growth 5 year CAGR: 9.9% 2009 Growth: 16.1% 2010 Growth: 12.3% Cost of Deposits: 1.60% 72% of time mature < 1year; WAR: 1.45% Source: VPFG 10-K for 2010

25 Schedule of Borrowings Source: VPFG 10-K for 2010; Company documents $501,478 @ WAR 2.09% Modified $91.6 million @ 4.15% to effective rate of 2.98%; first year savings of $1.1 million 44% of borrowings mature in less than 1 year Weighted Average Rates (WAR) on Debt Maturities < 90 days < 1year 1-3 years 4-5 years > 5 years 204058187 14299094 53854127 108258546 121008101 0.25% 3.91% 2.94% 3.26% 3.60%

26 Low Risk Investment Portfolio Mix Agency MBS SBA Pools Agency CMO Agency Bond Muni 517338953 5107473 567084780 9997301 50487444 Source: VPFG 10-K for 2010; Company Documents 96% in government backed agency investments Balance of $1.15 billion 61% fixed vs. 39% variable

Tier 1 Capital / Adjusted Assets Tier 1 Capital / Risk-Weighted Assets Total Capital / Risk-Weighted Assets Tangible Capital / Tangible Assets Actual as reported at 9/30/10 9.73 17.61 18.42 13.43 Well-Capitalized: 5% Well-Capitalized: 6% Well-Capitalized: 10% 27 Capital Source: Peer Price/TBV SNL Financial as of December 31, 2010 Company Documents as of December 31, 2010 Regulatory VPB VPFG Regulatory Practice: 8% Regulatory Practice: 12% VPFG TBV / Share: $11.33 December 31, 2010 Price / TBV: 98.64% Avg. Peer Price / TBV: 164.33% as of December 31, 2010 Regulatory Practice: 10%

28 Dividend Source: VPFG 10-K for 2010; Company documents ViewPoint Financial Group, Inc. has always paid a dividend since becoming a public stock company Paid 4Q 2010 Dividend of $0.04 per share Announced a dividend increase on January 21, 2011 of 25% to $0.05 per share, or $0.20 per share annually

29 Summary One of the largest independent community banking franchises in Texas Experienced management team with strong local ties Improving profitability Strong credit metrics reflecting disciplined underwriting standards Strong capital levels can support continued growth Favorable asset quality compared to publicly-traded Texas peers

30 APPENDIX

31 Appendix: Select Texas Peer Analysis Source: Company Documents, SNL Financial as of December 31, 2010

32 Appendix: Summary Financial Highlights Source: VPFG 10-K for 2010,Company Documents For the Fiscal Year Ended For the Fiscal Year Ended For the Fiscal Year Ended For the Fiscal Year Ended (Dollars in Thousands, Except Per Share) 12/31/2006 12/31/2007 12/31/2008 12/31/2009 12/31/2010 Total Assets $1,529,760 $1,658,204 $2,213,415 $2,379,504 $2,941,995 Intangible Assets $0 $1,089 $1,089 $1,089 $1,089 Net Loans including loans HFS $968,664 $921,822 $1,399,592 $1,449,590 $1,584,099 Deposits $1,234,881 $1,297,593 $1,548,090 $1,796,665 $2,017,550 Total Equity $214,778 $203,794 $194,139 $205,682 $396,589 Loans / Deposits 78.44% 71.04% 90.41% 80.68% 78.52% Net Income $9,686 $5,067 ($3,315) $2,670 $17,799 ROAA - annual 0.65% 0.32% (0.17%) 0.12% 0.66% ROAE - annual 6.76% 2.40% (1.65%) 1.34% 5.69% Net Interest Margin 3.00% 2.92% 2.85% 2.72% 2.80% Efficiency Ratio 86.58% 83.95% 82.73% 76.01% 69.87% Non-Interest Expense / Avg. Assets 3.79% 3.62% 3.63% 3.26% 2.71% Capital Ratio 14.04% 12.29% 8.77% 8.64% 13.48% NPAs / Assets 0.13% 0.18% 0.17% 0.66% 0.69% Reserves / Gross Loans 0.67% 0.67% 0.73% 1.10% 1.34%